     As filed with the Securities and Exchange Commission on July 24, 1997
                                                              File No. 333-11123
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           Post-Effective Amendment
                                   No. 1 to
                                   Form S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933



                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                            04-3164595
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)


                              -------------------

                              440 Lincoln Street
                        Worcester, Massachusetts  01653
                                (508) 855-1000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              -------------------

      Allmerica Property & Casualty Companies, Inc. 1995 Long-Term Stock
                                Incentive Plan



                           (Full title of each plan)
                              -------------------


                              JOHN F. KELLY, ESQ.
                               440 Lincoln Street
                        Worcester, Massachusetts  01653
                                 (508) 855-1000
              (Name and address, including zip code, and telephone
  number, including area code, of agent for service of process for registrant)

                              -------------------
                                With copies to:

                             LAUREN I. NORTON, ESQ.
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110
                                 (617) 951-7000

           The Registrant hereby withdraws from registration 985,000 shares of its Common Stock, $1.00 par value per share, of the 1,000,000 shares originally registered hereunder. The number of shares originally registered hereunder exceed the number of shares issued under the Allmerica Property & Casualty Companies, Inc. 1995 Long-Term Stock Incentive Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts, on the 24th day of July, 1997.

                                ALLMERICA FINANCIAL CORPORATION



                                By      /s/ John F. O'Brien
                                   -----------------------------
                                Name:   John F. O'Brien
                                Title:  Chief Executive Officer, President and
                                        Director

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on July 24, 1997.


           Signature                                 Title
           ---------                                 -----

                *                       Chief Executive Officer, President
-------------------------------         and Director (Principal Executive
        John F. O'Brien                 Officer)


                *                       Chief Financial Officer (Principal
-------------------------------         Financial and Accounting Officer)
        Edward  J. Parry

                *                       Director
-------------------------------
        Michael P. Angelini

                *                       Director
-------------------------------
        David A. Barrett

                                        Director
-------------------------------
        James A. Cotter, Jr.

                *                       Director
-------------------------------
        Gail L. Harrison

                *                       Director
-------------------------------
        M. Howard Jacobson

                *                       Director
-------------------------------
        Dana Scott Laskey

                *                       Director
-------------------------------
        Robert G. Stachler

                *                       Director
-------------------------------
        Herbert M. Varnum

                *                       Director
-------------------------------
        Richard M. Wall


*By:  /s/  John F. Kelly
    --------------------
    John F. Kelly